UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2023

OMNICOM GROUP INC.

(Exact Name of Registrant as Specified in its Charter)

New York	1-10551	13-1514814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

280 Park Avenue, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 415-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.15 per share	OMC	New York Stock Exchange
0.800% Senior Notes due 2027	OMC/27	New York Stock Exchange
1.400% Senior Notes due 2031	OMC/31	New York Stock Exchange
2.250% Senior Notes due 2033	OMC/33	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) Omnicom Group Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”) on May 2, 2023. At the Annual Meeting, the Company’s shareholders (i) elected 10 individuals to the Board of Directors of the Company (the “Board”), (ii) approved an advisory resolution to approve executive compensation, (iii) approved, on an advisory basis, a frequency of every one year for future shareholder advisory resolutions to approve executive compensation, (iv) ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023, and (v) did not approve a shareholder proposal regarding an independent Board Chairman. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 23, 2023 (the “Proxy Statement”).

(b) Proposal 1

The Company’s shareholders elected 10 individuals to the Board as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John D. Wren	157,611,385	7,971,346	900,098	14,872,320
Mary C. Choksi	160,739,681	5,511,780	231,369	14,872,320
Leonard S. Coleman, Jr.	154,631,904	11,618,038	232,888	14,872,320
Mark D. Gerstein	165,805,539	441,575	235,716	14,872,320
Ronnie S. Hawkins	165,525,772	722,676	234,382	14,872,320
Deborah J. Kissire	159,264,767	6,986,439	231,624	14,872,320
Gracia C. Martore	164,593,426	1,653,682	235,722	14,872,320
Patricia Salas Pineda	164,953,663	1,289,058	240,109	14,872,320
Linda Johnson Rice	154,148,780	12,097,215	236,835	14,872,320
Valerie M. Williams	159,218,853	7,030,182	233,795	14,872,320

Proposal 2

The Company’s shareholders approved an advisory resolution on the compensation of the Company’s named executive officers as reported in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
154,681,251	11,444,959	356,620	14,872,320

Proposal 3

The Company’s shareholders approved, on an advisory basis, a frequency of every one year for future shareholder advisory resolutions to approve executive compensation.

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
164,131,727	85,864	2,000,482	264,756	14,872,320

Proposal 4

The Company’s shareholders ratified the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions
168,450,025	12,637,708	267,416

Proposal 5

The Company’s shareholders did not approve a shareholder proposal regarding an independent Board Chairman as described in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
48,295,575	115,900,663	2,286,591	14,872,320

(d) Based on the result of the vote on Proposal 3, and consistent with the recommendation of the Board, the Board has determined to hold an advisory vote to approve executive compensation every year until the next required advisory vote on the frequency of future advisory resolutions to approve executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnicom Group Inc.
Date: May 8, 2023
	By:	/s/ Louis F. Januzzi
	Name:	Louis F. Januzzi
	Title:	Senior Vice President, General Counsel and Secretary

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